U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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INFORMATION REQUIRED IN PROXY STATEMENT

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CARDIOGENICS HOLDINGS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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6295 Northam Drive, Unit 8

Mississauga, Ontario L4V 1W8

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 14, 2012

TO:        OUR STOCKHOLDERS

You are cordially invited to attend the Annual Meeting of Stockholders of CardioGenics Holdings Inc., a Nevada corporation. The Annual Meeting will be held at 6295 Northam Drive, Unit 8, Mississauga, Ontario L4V 1W8, on October 17, 2012, at 10:00 a.m. (EST), or at any adjournment or postponement thereof, for the purpose of considering and taking action on the following proposals:

1.          The re-election of our four (4) directors, each to hold office until our 2013 Annual Meeting or until his respective successor is elected and qualified;

2.          The approval and ratification of KPMG LLP as our independent auditors for the fiscal year ending October 31, 2012;

3.          An amendment to our Articles of Incorporation to increase the authorized number of shares of our common stock from 65,000,000 to 150,000,000 shares, par value, $0.00001 per share; and

4.          An amendment to our Articles of Incorporation to deauthorize our Class B Common Stock; and

5.          To transact such other business as may properly come before the meeting and any adjournments thereof.

The details of the above proposals and certain other information are set forth in the accompanying Proxy Statement.

Our Board of Directors has fixed the close of business on August 24, 2012, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

You may vote your shares at the Annual Meeting only if you are present in person or represented by proxy. All stockholders are invited to attend the Annual Meeting in person.  Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy and return it in the enclosed envelope, as promptly as possible.  If you attend the meeting, you may withdraw the proxy and vote in person.  If you have any questions regarding the completion of the enclosed proxy or would like directions to the Annual Meeting, please call the Company at (650) 588-6404.

By Order of the Board of Directors,

CARDIOGENICS HOLDINGS INC.

Yahia Gawad
Chief Executive Officer

Mississauga, Ontario

September 14, 2012

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PROXY STATEMENT

OF

CARDIOGENICS HOLDINGS INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

October 17, 2012

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of CardioGenics Holdings Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), for use at the Annual Meeting of Stockholders to be held on October 17, 2012, at 10:00 a.m. (EST) (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 6295 Northam Drive, Unit 8, Mississauga, Ontario L4V 1W8. We intend to first mail this Proxy Statement and the enclosed proxy card on or about September 21, 2012, to all stockholders entitled to vote at the Annual Meeting.

Our Board has fixed the close of business on August 24, 2012, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof (the “Record Date”).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The proxy statement, notice of annual meeting and the enclosed proxy card are available at

http://www.cardiogenics.com/annualmeeting2012.html

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QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will consider and vote upon the following matters:

1.	The re-election of four (4) members to our Board, each to hold office until our 2013 Annual Meeting or until his respective successor is elected and qualified;

2.	The approval and ratification of KPMG LLP as our independent auditors for the fiscal year ending October 31, 2012;

3.	An amendment to our Articles of Incorporation to increase the authorized number of shares of our Common Stock from 65,000,000 to 150,000,000 shares, par value, $0.00001 per share; and

4.	An amendment to our Articles of Incorporation to deauthorize our Class B Common Stock.

In addition, our stockholders also will transact any other business that may properly come before the Annual Meeting. Members of our Board and management will be present at the Annual Meeting to respond to appropriate questions from stockholders.

How many shares are authorized and outstanding?

As of the Record Date, the Company's authorized capitalization consisted of sixty-five million (65,000,000) shares of common stock par value $0.00001 (the “Common Stock”); (ii) four hundred forty thousand (440,000) shares of Class B common stock, par value $0.00001 (“Class B Common Stock”), of which four hundred thousand (400,000) shares have been designated Series 2 Class B common stock and forty thousand (40,000) shares have been designated Series 3 Class B common stock; and (iii) fifty million (50,000,000) shares of preferred stock (“Preferred Stock”), of which one (1) share has been designated Series 1 Preferred Stock (the “Series 1 Preferred Share”).

Also, as of the Record Date, there are issued and outstanding (a) 31,312,741 shares of Common Stock and (b) one (1) Series 1 Preferred Share. There are also issued and outstanding shares of prior classes of common stock of the Company that may be converted into 136,498 shares of Common Stock upon presentation in accordance with the terms of the Company’s 2002 and 2004 recapitalizations. There are no outstanding shares of Class B Common Stock.

In addition to the Company’s capital stock described above, as of the Record Date, the Company’s Canadian subsidiary, CardioGenics ExchangeCo Inc. (“ExchangeCo”) has 14 shares of a class of exchangeable shares issued and outstanding as of the Record Date, which, among other matters, are exchangeable at any time into 24,176,927 shares of Common Stock and entitle the holders of such exchangeable shares to certain voting rights with respect to any matter on which holders of the Company’s Common Stock are entitled to vote, consent or otherwise act (the “Exchangeable Share(s)”), all as more particularly set forth in that certain Voting and Exchange Rights Agreement dated July 9, 2009 among the Company, ExchangeCo and Weirfoulds LLP, as trustee (the “Voting Trust Agreement”). Pursuant to the Voting Trust Agreement, each share of Common Stock represented by each Exchangeable Share, shall have equal voting rights as the Common Stock with respect to any matter on which holders of the Company’s Common Stock are entitled to vote, consent or otherwise act (the “Exchangeable Shares Voting Rights”). The holders of the Exchangeable Shares may exercise their Exchangeable Shares Voting Rights either directly or through the trustee that is the holder of the Company’s outstanding Series 1 Preferred Share, in accordance with the terms of the Voting Trust Agreement.

Who is entitled to vote at the Annual Meeting?

Each share of Common Stock and each share of Common Stock represented by each Exchangeable Share (voting directly or through the Series 1 Preferred Share) entitle its holder to one vote on each matter submitted to the stockholders (“Voting Stock”). The holders of Common Stock, the Series 1 Preferred Share and the Exchangeable Shares will vote together as a single class on each matter to be voted at the Annual Meeting. Only holders of record of Voting Stock, as of the Record Date, are entitled to notice of and to vote at the Annual Meeting.

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Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank or brokerage firm, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, your bank, brokerage firm or other nominee (the record holder of your shares) forwarded these proxy materials, along with a voting instruction card, to you. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “discretionary” items, but it will not be permitted to vote your shares with respect to “non-discretionary” items. In the case of a non-discretionary item, if you do not provide your broker or nominee with voting instructions, your shares will be considered “broker non-votes” on that proposal. If you are a beneficial owner, it is important that you provide instructions to your bank, broker or other holder of record so that your votes are counted.

As the beneficial owner of shares, you are invited to attend the Annual Meeting. However, if you wish to attend the Annual Meeting, please bring to the Annual Meeting your bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. If you are a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you obtain from the record holder a proxy issued in your name.

Who can attend the Annual Meeting?

All of our stockholders as of the Record Date may attend the Annual Meeting.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. With regard to the items to be voted upon by the holders of shares of Voting Stock voting together as one group, stockholders representing a majority of the votes entitled to be cast on the item will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

How do I vote?

If you are a registered stockholder, meaning that you hold your shares in certificate form or through an account with our transfer agent, Transfer Online Inc., and you wish to vote prior to the Annual Meeting, you have two options. You may vote:

•	by mail, by properly completing, signing and returning the accompanying proxy card in the enclosed envelope;

•	in person, by attending the Annual Meeting and delivering your completed proxy card in person; or

•	online, by following the Internet voting instructions on your proxy card.

If your shares are held in street name, your bank or brokerage firm forwarded these proxy materials, as well as a voting instruction card, to you. Please follow the instructions on the voting instruction card to vote your shares.

How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If you are a registered stockholder and you submit a proxy but do not provide any voting instructions, your shares will be voted in accordance with the recommendations of our Board.

If you hold your shares in street name and do not instruct your bank or brokerage firm how to vote your shares, it may result in a broker non-vote. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in street name, but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner.  Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.  Routine matters include the ratification of auditors.  Non-routine matters include the election of directors, the amendment to increase the authorized number of shares of Common Stock and the deauthorization of Class B Common Stock.

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The election of directors in an uncontested election is deemed to be a non-routine matter.  Accordingly, if you hold your shares in street name, in order for your shares to be voted for the election of directors at the Annual Meeting, you must provide voting instructions to your broker in accordance with the voting instruction card that you will receive from your broker.  Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for quorum purposes.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy and change your vote by properly completing and signing another proxy card with a later date and returning the proxy card prior to the Annual Meeting, by giving written notice of such revocation to the Secretary of the Company prior to or at the Annual Meeting, by voting in person at the Annual Meeting or by a request at the Annual Meeting that the proxy be revoked. Your attendance at the Annual Meeting itself will not revoke your proxy unless you give affirmative notice of revocation to the Secretary of the Company that you intend to revoke the proxy and vote in person.

How does the Board recommend I vote on the proposals?

Our Board recommends that you vote:

•	FOR the election of each of the nominees for director;

•	FOR the ratification of KPMG LLP as the Company’s independent auditors for the year ending October 31, 2012;

•	FOR approval of the amendment to our Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance to 150,000,000; and

•	FOR approval of the amendment to our Articles of Incorporation to deauthorize our Class B Common Stock.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. However, if any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

What votes are necessary to approve each of the proposals?

Election of Directors. The affirmative vote of a plurality of the votes cast by the holders of Voting Stock, voting together as one group, is required to elect the nominees for director. If you vote “Withhold” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum. Further, abstentions and broker non-votes will not be counted as votes in favor and also will not be counted as shares voting on this matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Ratification of Appointment of KPMG LLP. This proposal requires the affirmative vote of a majority of the votes cast on the matter by holders of Voting Stock, voting together as one group. For this vote, abstentions and broker non-votes will not be counted as votes in favor and also will not be counted as shares voting on this matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Approval of the Increase of the Authorized Shares of Common Stock. This proposal requires the affirmative vote of the holders of a majority of Voting Stock, voting together as one group. For this vote, abstentions and broker non-votes have the effect of a vote against this proposal although they will be counted for purposes of determining whether there is a quorum.

Approval of the Deauthorization of Class B Common Stock. This proposal requires the affirmative vote of the holders of a majority of Voting Stock, voting together as one group. For this vote, abstentions and broker non-votes have the effect of a vote against this proposal although they will be counted for purposes of determining whether there is a quorum.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.  Final voting results will be disclosed in a Current Report on Form 8-K within four business days of the Annual Meeting.

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Who can help answer my other questions?

If you have any questions about the Annual Meeting or any of the proposals contained in this Proxy Statement, or need assistance voting your shares, please call the Company at (905) 673-8501.

PROPOSAL 1

ELECTION OF BOARD OF DIRECTORS

General

Pursuant to our Amended Articles of Incorporation (the “Articles”), the holders of our Common Stock and Series 1 Preferred Stock may elect our directors. All directors are elected to hold office until the next annual meeting of stockholders following election and until their successors are duly elected and qualified. All nominees have advised us that they are able and willing to serve as directors until the 2013 Annual Meeting or until his respective successor is elected and qualified.

Nominees for Election as Director

The following table sets forth the names and ages of the nominees for our Board, as of the Record Date:

Name	Age
Yahia Gawad	54

Alexander D.G. Reid	74

J. Neil Tabatznik	62

Linda J. Sterling	51

Yahia Gawad, MB, Ch.B., MD, MSc. (Director and Chief Executive Officer of CardioGenics since 1997). Dr. Gawad is a Physician/Scientist with primary training in Cardiology, Biochemistry and Immunology.  He received his medical education and post-graduate training at the University of Alexandria and the University of Toronto. Dr. Gawad's academic and commercial experience and expertise include many years of designing and managing cardiovascular disease research and product development.

Dr. Gawad was a co-founder of a division of Nanogen (NGEN) (formerly Syn X and Skye Pharmatech) where he held the position of Vice-President, Medical Affairs. Prior to that, he was Director of Clinical Research and Development at Spectral Diagnostics Inc. (now Nanogen).

For the past 16 years, he has been working extensively on cardiac diagnostic test products.  He has prepared, submitted and obtained FDA regulatory approvals for several cardiac test products currently being marketed (including Cardiac Status Troponin I®, Myoglobin® and Myoglobin/CK-MB®, registered trademarks of Spectral Diagnostics Inc.). Through his expertise and contributions to an international committee, a new cardiac test, Troponin I, is now in routine clinical use.

In addition, Dr. Gawad has researched, developed and published several other tests. Dr. Gawad has received several awards and scholarships and was a member of both the Clinical Committee of the American Heart Association and the POC division of the American Association for Clinical Chemistry. He has served as a reviewer for the editorial board of the American Journal of Cardiology (1999-2003). Dr. Gawad published extensively and presented his research and clinical findings at national and international symposia.

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J. Neil Tabatznik (Director of CardioGenics since 2005, Acting Chairman of CardioGenics since 2009). Mr. Tabatznik is the Chairman, CEO of Arrow Pharmaceuticals Inc. Arrow Pharmaceuticals is part of a global generic drug company established in 2000, and has seen rapid growth from $0 to $700 million in 8 years. The Arrow Group has sales operations in 5 continents and employs more than 1000 people worldwide. Prior to Arrow Pharmaceuticals, Mr. Tabatznik was the Chairman, CEO of Genpharm Inc. (1993-2000), which was acquired by MerckKGaA in 1994 and is now a part of Mylan Inc. the world's third largest generic and specialty pharmaceutical company. He was a Barrister-at-Law in London and was called to the Bar of England and Wales in 1978. He has extensive expertise in pharmaceutical manufacturing and negotiations of agreements with multinational companies.

Alexander D.G. Reid (Director of CardioGenics since 1998). Mr. Reid has been in the financial community with experience in public and private companies for over 30 years. He has held numerous positions and board memberships in various financial and non-financial corporations. For many years, Mr. Reid was the author of the market business column in the Financial Post. Through his writing, various business models have been analyzed and critiqued. He has been involved with the Company as a shareholder since 1999.

Linda J. Sterling (Corporate Secretary of CardioGenics since 2003, Director of CardioGenics since 2009). Ms. Sterling has been in the legal community in the capacity as a Law Clerk with both Stikeman Elliott LLP and Davies Ward Phillips & Vineberg LLP since 1999. She developed expertise with both public and private company legal compliance and has been responsible for CardioGenics' compliance and maintenance of corporate governance since 2001. She is currently in the process of being licensed as a Legal Executive (F.Inst.L.C.O.), with the Institute of Law Clerks of Ontario, of which she is a member. She has held the position of CEO and director of Sterling Studios since 1989.

Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected.  The Company knows of no reason why any nominee would be unable or unwilling to serve if elected.

The Board recommends the election of the nominees to serve as directors of the Company until the 2013 Annual Meeting or until his respective successor is elected and qualified.

Board Leadership Structure, Director Nomination Process and Board Role in Risk Oversight

The Board currently consists of four members, two of whom are “independent” as defined under applicable rules of the Securities and Exchange Commission (the “SEC”) and The NASDAQ Stock Market LLC. The two independent members of the Board of Directors are J. Neil Tabatznik, and Alexander D. G. Reid. For a director to be considered independent, the Board must determine that the director has no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Company did not engage a third party to assist in identifying and evaluating the individuals nominated for election as directors at this meeting.  Historically, the Board has relied on recommendations from its members to identify nominees. In considering whether to nominate any particular candidate for election to the Board, the Board uses various criteria to evaluate each candidate, including an evaluation of each candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of the Company’s stockholders. The Board evaluates biographical information and interviews selected candidates.  The Board considers whether directors and director nominees bring diverse perspectives and life experiences to the Board, but the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees.

Due to the size of the Company, at this time the Board has no standing committees and acts as its own nominating, compensation and internal audit committee. From time to time, the Board will continue to reassess its structure.

Board Meetings

The Board met 4 times during fiscal year 2011, either in person or by teleconference. During 2011, each director attended at least 75% of the aggregate of the number of Board meetings held. Although the Company does not have a policy with regard to Board members’ attendance at the Company’s annual meeting of stockholders, all directors are encouraged to attend the annual meeting.

Other Information

No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee.

There are no family relationships among the directors or executive officers.

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We know of no pending proceedings to which any director, member of senior management, or affiliate is either a party adverse to us, or our subsidiaries, or has a material interest adverse to us or our subsidiaries.

None of our executive officers or directors have (i) been involved in any bankruptcy proceedings within the last five years, (ii) been convicted in or has pending any criminal proceedings, (iii) been subject to any order, judgment or decree enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity or (iv) been found to have violated any federal, state or provincial securities or commodities law and such finding has been reversed, suspended or vacated.

Non-Employee Directors' Compensation

Our current policy for compensation of non-employee directors was as follows:

1.	Non-employee directors do not receive an annual cash base retainer.

2.	At the discretion of the full Board, non-employee directors may receive shares of the Company’s common stock. The number and terms of such shares is within the discretion of the full Board. As of October 31, 2011, the aggregate number of shares underlying stock awards granted to each non-employee director was as follows: Mr. Tabatznik (561,648) and Mr. Reid (52,393).

3.	Directors who are officers or employees of CardioGenics do not receive separate consideration for their service on the Board.

Executive Officers

The following table provides information concerning compensation of CardioGenics’ named executives for CardioGenics’ last two completed fiscal years ending October 31, 2010 and 2011.

Name & Principal Position	Year	Salary $		Bonus $	Stock Awards $	Option Awards $	Non-Equity Incentive Plan Compensation $	Non-Qualified Deferred Compensation Earnings $	All Other Compensation $	Total $
Dr. Yahia Gawad,	2011	152,238	(1)	—	—	—	—	—	—	152,238
Chief Executive Officer	2010	143,968	(1)	—	—	—	—	—	—	143,968

James A. Essex,	2011	36,537	(1)	—	—	—	—	—	—	36,537
Chief Financial Officer	2010	35,881	(1)	—	—	—	—	—	—	35,881

Linda J. Sterling,	2011	30,448	(1)	—	—	—	—	—	—	30,448
Secretary	2010	45,590	(1)	—	—	—	—	—	—	45,590

(1)  Cash compensation is stated in the table in U.S. dollars. To the extent any cash compensation was paid in Canadian dollars, it has been converted into U.S. dollars based on the average Canadian/U.S. dollar exchange rate for the years ended October 31, 2011 and October 31, 2010.

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Employment Agreements

We currently do not have written employment agreements with any of our current officers or executive personnel, except for Dr. Yahia Gawad who has a 3 year employment agreement with the Company, which commenced on July 31, 2009, and provides for an annual salary of $150,000, heath and dental insurance coverage on terms not less favorable than the health insurance coverage to be offered by the Company to its employees, performance bonuses in the form of cash and stock options to be proposed to the Board of Directors on an annual basis, non-compete agreement for 24 months after effective takeover and 18 months full salary severance pay and benefit for firing without cause. Further, for each calendar year of the term of his employment agreement he will be entitled to five (5) weeks paid vacation. Also, he will be eligible for Stock Option incentives to the executives as approved by the Board of Directors.

Certain Relationships and Related Transactions

In the fiscal year 2011, the Company did not have any related party transactions with officers or directors.

Section 16(a) Beneficial Ownership Reporting

Under the securities laws of the United States, the Company's directors and its executive officers are required to report ownership of shares of the company's Common Stock and any changes in that ownership to the SEC.  Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during 2011.  Based solely on a review of copies of the Forms 3, 4 and 5 received by the Company or representations from the reporting persons, the Company believes that during the 2011 fiscal year, all reporting persons complied with all appropriate filing requirements.

Communicating with the Board

Stockholders who wish to send communications to the Board may do so by writing to the Secretary of the Company at its offices, 6295 Northam Drive, Unit 8, Mississauga, Ontario L4V 1W8. All such letters must identify the author as a stockholder and must include the stockholder’s full name, address and a valid telephone number. The name of any specific intended Board recipient should be noted in the communication.

The Secretary will forward any such correspondence to the intended recipients; however, prior to forwarding any such correspondence, the Secretary or his designee will review such correspondence, and in his or her discretion, may not forward communications that relate to ordinary business affairs, communications that are primarily commercial in nature, personal grievances or communications that relate to an improper or irrelevant topic or are otherwise inappropriate for the Board’s consideration.

AUDIT REPORT

The entire Board of the Company performs the functions of an audit committee. Of the four members of the Board, two are deemed “independent” under the applicable rules of the SEC and The NASDAQ Stock Market LLC. The two independent members of the Board of Directors are J. Neil Tabatznik, and Alexander D. G. Reid. This Report of the Company’s Board is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any filing under the Securities Act or under the Exchange Act by any general statement incorporating by reference this Proxy Statement, and shall only be incorporated into other filings to the extent that the Company specifically incorporates this information by reference, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

The Board has prepared the following report on its activities with respect to the Company’s audited financial statements for the fiscal year 2011 (the “Audited Financial Statements”)

The Company’s management has the primary responsibility for the financial statements and reporting process, which includes the Company’s systems for internal control.  J.H. Cohn LLP, the Company’s independent auditors for fiscal year 2011, was responsible for performing an independent audit of the Company’s financial statements in accordance with standards established by the Public Company Accounting Oversight Board (PCAOB), expressing an opinion, based on its audit, as to the conformity of such financial statements with accounting principles generally accepted in the United States. The Board’s responsibility is to monitor and oversee these processes, including engaging in discussions with management and the Company’s independent auditors.

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The Board members are not professional accountants or auditors, and their role is not intended to duplicate or certify the activities of management and the independent auditors.  The Board members serve in a board-level oversight role, in which it provides advice, counsel and direction to management and the independent auditors on the basis of the information it receives, discussions with management and the independent auditors, and the experience of the independent members of the Board in business, financial and accounting matters.

In carrying out their audit oversight responsibilities, the Board members convened 4 times in the 2011 fiscal year.   In addition to these meetings, representatives of the Board held regular individual discussions with the external auditors and management. The members of the Board were regularly informed about the content and results of these discussions.

In April 2012, the members of the Board met and reviewed with management the audited consolidated financial statements included in the Annual Report on Form 10-K for the 2011 fiscal year. The review included a discussion of the quality and acceptability of the Company’s financial reporting and controls, including the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

Representatives of the Board also met with J.H. Cohn LLP, who is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, to review with them their judgments as to the quality and acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the members of the Board under generally accepted auditing standards and SAS (Statement on Auditing Standards) 114.  The results of such discussions were reported to the full Board. J.H. Cohn LLP presented a report to the members of the Board which summarized their work relating to their audit of the financial statements of the Company. The members of the Board have concluded that the independent auditor has not provided any non-audit services to the Company that are incompatible with the auditor’s independence.

In reliance on the reviews and discussions referred to above, the members of the Board recommended that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the 2011 fiscal year for filing with the SEC.

Yahia Gawad, Alexander D.G. Reid, J. Neil Tabatznik, Linda J. Sterling

June 6, 2012

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF AUDITORS

Our Board has approved the appointment of KPMG LLP, as our independent auditors for our fiscal year ending October 31, 2012. As previously reported on a Current Report on Form 8-K, on February 20, 2012, the Company, acting upon a decision to change accountants recommended and approved by the Board, dismissed J.H. Cohn LLP as the Company’s principal accountant, effective as of February 20, 2012. J.H. Cohn LLP served as the Company’s independent auditors from 2000 through 2011. The reports of J.H. Cohn on the financial statements of the Company, as of and for the fiscal years ended October 31, 2011 and 2010, did not contain an adverse opinion, or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern. During the fiscal years ended October 31, 2011 and 2010 and through the date of dismissal, (i) the Company did not have any disagreements with J.H. Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J.H. Cohn would have caused it to make a reference to the subject matter of the disagreements in connection with its reports, and (ii) there were no "reportable events," as described in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The Board considers it desirable that its appointment of KPMG LLP, as our independent auditors for our fiscal year ending October 31, 2012 be ratified by the stockholders.

Representatives of KPMG LLP will be available either in person, or via telephone, at the Annual Meeting, will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the stockholders.

The Board recommends a vote “FOR” the ratification of the appointment of KPMG LLP.

Audit Fees

The following table sets forth the fees billed to the Company by J.H. Cohn for the fiscal years ended October 31, 2011 and October 31, 2010:

	Fiscal Year Ended October 2011		Fiscal Year Ended October 2010
Audit Fees	$60,000	(1)	$66,090
Audit Related Fees	$46,728	(2)	$46,728	(2)
Tax Fees	$0	(3)	$0	(3)
All Other Fees	$0		$0
Total	$106,728		$96,616

(1)Represents estimated audit fees for the fiscal year ended October 31, 2011.

(2)Represents charges of J.H. Cohn LLP, CardioGenics’ auditor in the fiscal years ended October 31, 2011 and 2010 for review of interim financial statements.

(3)J.H. Cohn LLP did not provide and did not bill for any tax services.

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All Other Fees

There were no other fees billed by J.H. Cohn LLP in the years ended October 31, 2011 or October 31, 2010.

Pre-Approval Policies and Procedures

The Board is required to pre-approve the rendering by our independent auditor of audit or permitted non-audit services. The Board pre-approved all of the services rendered by J.H. Cohn LLP for the audit of the consolidated financial statements included in our Annual Reports on Form 10-K and reviews of consolidated financial statements included in our Quarterly Reports on Form 10-Q.

The services provided for in 2011 were 53% audit services and 47% audit related services.  The services provided above for 2010 were 56% audit services and 44% audit related services.

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PROPOSAL 3

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

General

Our Articles currently authorize the issuance of 65,000,000 shares of Common Stock, par value, $0.00001 per share. On July 12, 2012, our Board approved, subject to receiving the approval of the holders of a majority of the voting power of the Voting Stock, an amendment to our Articles increasing our authorized shares of Common Stock from 65,000,000 to 150,000,000.

Purpose of the Amendment

Our Board approved the amendment to our Articles to increase our authorized shares of Common Stock so that such shares will be available for general corporate purposes without the requirement of further action by our stockholders. The amendment will be substantially in the form set forth in the Certificate of Amendment contained in Appendix A of this Proxy Statement.

The Company currently has outstanding 55,626,166 shares of Common Stock, warrants to purchase 6,287,085 shares of Common Stock and options to purchase 30,000 shares of Common Stock, leaving 3,056,749 shares uncommitted for the Company’s future use. As a development stage company, we are at all times investigating additional sources of financing and potential strategic relationships, which our Board believes will be in our best interests and in the best interests of our stockholders. Accordingly, potential uses of the additional authorized shares of Common Stock may include, without limitation, private or public offerings, acquisition transactions, other strategic transactions and other general corporate purposes.

Except as set forth above, we do not currently have any plans, proposals, agreements or understandings for any transaction that would require the issuance of any of the additional shares of our Common Stock that are proposed to be authorized.

Effects of the Amendment

The amendment, when implemented, will not have any immediate effect on the rights of existing stockholders. However, our Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of Common Stock are issued in the future, they will decrease the existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. The new shares of Common Stock will have the same terms as the current shares of Common Stock.

The increase in the authorized number of shares of our Common Stock and the subsequent issuance of such shares could also have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional Common Stock could have the effect of diluting earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

Our Common Stock does not carry any pre-emptive rights to purchase additional shares and the adoption of the amendment to our Articles will not, of itself, cause any change in our capital accounts. Under Nevada law, the Company's stockholders are not entitled to appraisal rights with respect to the increase to the number of authorized shares of Common Stock.

If this amendment is approved by the stockholders, the increase in the authorized number of Common Stock will be effective as of the date of the filing of the Certificate of Amendment with the State of Nevada, which shall be determined by the Board.

The Board recommends a vote “FOR” the amendment to the Articles to increase the authorized shares of Common Stock to 150,000,000.

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PROPOSAL 4

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO DEAUTHORIZE THE COMPANY’S CLASS B COMMON STOCK

General

Our Articles currently authorize the issuance of four hundred forty thousand (440,000) shares of Class B Common Stock, as part of the total sixty five million (65,000,000) shares of Common Stock authorized by the Articles. Of these four hundred forty thousand (440,000) shares of Class B Common Stock, four hundred thousand (400,000) shares have been designated Series 2 Class B Common Stock (“Series 2 CL B Shares”) and forty thousand (40,000) shares have been designated Series 3 Class B Common Stock (“Series 3 CL B Shares”).

Under the terms, rights, preferences and redemption features of the Series 2 CL B Shares and the Series 3 CL B Shares, such shares were mandatorily redeemable by the Company. The redemption price for each Series 2 CL B Share was equal to the greater of (i) par value or (ii) the amount obtained by dividing (a) ninety percent of the net proceeds to the Company from any recovery in the lawsuit captioned JAG Media Holdings Inc. vs. A.G. Edwards et al., which was commenced in the U.S. District Court for the Southern District of Texas (the “Lawsuit”), divided by (b) the total number of Series 2 CL B Shares issued and outstanding on the Redemption Date, which amount was to be rounded to the nearest whole cent. The Redemption Price for each Series 3 Class B Share was equal to the greater of (i) par value or (ii) ..0025% of ten percent of the net proceeds to the Company from any recovery in the Lawsuit, which amount shall be rounded to the nearest whole cent. In addition, the Series 2 CL B Shares and the Series 3 CL B Shares are not reissuable.

On April 4, 2010, the Company redeemed all issued and outstanding Series 2 CL B Shares and the Series 3 CL B Shares, in accordance with their terms (“Redemption Date”). Immediately prior to the Redemption Date, there were 380,931 Series 2 CL B Shares and 21,500 Series CL B Shares issued and outstanding.

On July 12, 2012, our Board approved, subject to receiving the approval of the holders of a majority of the voting power of the Voting Stock, an amendment to our Articles deauthorizing our Class B Common Stock.

Purpose of the Amendment

The amendment to our Articles to deauthorize our Class B Common Stock would leave the Company with only one authorized class of Common Stock. The amendment will be substantially in the form set forth in the Certificate of Amendment contained in Appendix A of this Proxy Statement. The Company believes that the Class B Common Stock serves no current purpose for the Company and unnecessarily complicates the Company’s capital structure for the following primary reasons:

(a)	there was no recovery by the Company in the Lawsuit;

(b)	the Company decided not to pursue any successor litigation to the Lawsuit;

(c)	all issued and outstanding Series 2 CL B Shares and the Series 3 CL B Shares have been redeemed;

(d)	the Series 2 CL B Shares and the Series 3 CL B Shares are not reissuable by their terms, leaving only 37,569 shares of Class B Common Stock available for future use by the Company; and

(e)	the Company already has authorized 50,000,000 shares of Preferred Stock which it can use to designate any separate classes of stock with special terms, rights and preferences.

Effect of the Amendment

The primary effects of the deauthorization of the Company’s Class B Common Stock will be to leave the Company with only one class of Common Stock, which will result in a less complicated capital structure for the Company. The deauthorization of the Company’s Class B Common Stock will not impede our operations or goals.

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If this amendment is approved by the stockholders, the deauthorization of the Company’s Class B Common Stock will be effective as of the date of the filing of the Certificate of Amendment with the State of Nevada, which shall be determined by the Board. Under Nevada law, the Company's stockholders are not entitled to appraisal rights with respect to the deauthorization of the Company’s Class B Common Stock

The Board recommends a vote “FOR” the amendment to the Articles deauthorizing the Company’s Class B Common Stock.

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SECURITY OWNERSHIP OF CERTAIN BENEFICAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Common Stock and Series 1 Preferred Stock by: (i) each director, (ii) each of the executive officers of the Company, (iii) all current directors and executive officers as a group, and (iv) each stockholder known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock or Series 1 Preferred Stock.

Unless otherwise indicated in the footnotes to the table, all information set forth in the table is as of June 28, 2012, and the address for each director and executive officer of the Company is: c/o CardioGenics Holdings Inc., 6295 Northam Drive, Unit 8, Mississauga, Ontario L4V 1W8. The addresses for the greater than 5% stockholders are set forth in the footnotes to this table.

	Common Stock			Series 1 Preferred
	Number of Shares Beneficially Owned(1)		Percentage of Class Outstanding(2)	Number of Shares Beneficially Owned(1)		Percentage of Class Outstanding
Directors
J. Neil Tabatznik	2,482,534	(3)	4.5%	—		—
Alexander D. G. Reid	523,196	(4)	*	—		—

Named Executive Officers
Yahia Gawad	18,144,652	(5)	32.6%	—		—
Linda J. Sterling	1,501,617	(6)	2.7%	—		—
James Essex	398,183	(7)	*	—		—
All directors and named executive officers as a group (5 persons)	23,050,182	(8)	41.4%	—		—

5% Stockholders
Weirfoulds LLP	—		—	1	(9)	100%
Paul H. Saunders	4,550,000	(10)	8.2%	—		—

*Less than 1%

(1)	The Company believes that each stockholder has sole voting and investment power with respect to the shares of Common Stock and Series 1 Preferred Stock listed, except as otherwise noted. The number of shares beneficially owned by each stockholder is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of ownership for any other purpose. Under these rules, beneficial ownership includes (i) any shares as to which the person has sole or shared voting power or investment power and (ii) any shares which the individual has the right to acquire within 60 days after June 28, 2012 through the exercise of any stock option, warrant, conversion of preferred stock or other right, but such shares are deemed to be outstanding only for the purposes of computing the percentage ownership of the person that beneficially owns such shares and not for any other person shown in the table. The inclusion herein of any shares of Common Stock or Series 1 Preferred Stock deemed beneficially owned does not constitute an admission by such stockholder of beneficial ownership of those shares of Common Stock or Series 1 Preferred Stock.

(2)	Based on 55,626,166 shares of Common Stock outstanding as of June 28, 2012, which includes 24,176,927 shares of Common Stock into which all outstanding Exchangeable Shares are exchangeable at any time.

(3)	J. Neil Tabatznik beneficially owns 2,482,534 shares of Common Stock, including (i) 1,725,356 shares of Common Stock issuable upon exchange of 1 Exchangeable Share; (ii) 157,178 shares of Common Stock issuable upon exercise of a warrant and (iii) 600,000 shares of Common Stock.

(4)	Alexander D.G. Reid beneficially owns 523,196 shares of Common Stock, including (i) 523,196 shares of Common Stock issuable upon exchange of 1 Exchangeable Share and (ii) -0- shares of Common Stock.

(5)	Yahia Gawad beneficially owns 18,144,652 shares of Common Stock, including (i) 17,478,553 shares of Common Stock issuable upon exchange of 1 Exchangeable Share and (ii) 666,099 shares of Common Stock. Pursuant to the terms of a lock-up agreement dated March 15, 2010 entered into among Dr. Gawad, the Company, CardioGenics ExchangeCo Inc. and Weirfoulds LLP, Dr. Gawad has agreed to lock-up fifteen million (15,000,000) shares of his Exchangeable Share exchange rights until March 15, 2014, in accordance with the terms of the lock-up agreement.

(6)	Linda J. Sterling beneficially owns 1,501,617 shares of Common Stock, including (i) 1,501,617 shares of Common Stock issuable upon exchange of 1 Exchangeable Share and (ii) -0- shares of Common Stock.

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(7)	James Essex beneficially owns 398,183 shares of Common Stock, including (i) 345,791 shares of Common Stock issuable upon exchange of 1 Exchangeable Shares and (ii) 52,392 shares of Common Stock.

(8)	See notes 2 through 7 above.

(9)	Weirfoulds LLP, as trustee pursuant to the Voting Trust Agreement (the “Trustee”), beneficially owns 1 share of Series 1 Preferred Stock, which provides the Trustee non-exclusive voting power with respect to all outstanding Exchangeable Shares in accordance with the terms of the Voting Trust Agreement. As of May 31, 2012, the Exchangeable Shares are exchangeable at any time into 24,176,927 shares of Common Stock. The voting rights with respect to any Exchangeable Share may be exercised by the Trustee or, alternatively, the holder of the Exchangeable Share may exercise their voting rights directly. Weirfoulds LLP’s address is 1600-130 King Street, The Exchange Tower, Toronto, Ontario, M5X 1J5.

(10) Paul H. Saunders’ address is 2700 North Ocean Drive, 9A, Singer Island, Florida 33404.

STOCKHOLDERS SHARING AN ADDRESS

In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one Proxy Statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement, or any future notices and documents, may make such request by contacting the bank, broker or other holder of record, or our offices by telephone at 1.905.763.8501, by e-mail at info@cardiogenics.com or by mail to: CardioGenics Holdings Inc., 2695 Northam Drive, Unit 8, Mississauga, Ontario L4V 1W8. In addition, any such street-name stockholders residing at the same address who have received multiple copies of this Proxy Statement and wish to receive a single copy of our annual reports, Proxy Statements and proxy materials in the future may contact the bank, broker or other holder of record, or our offices at the contact information above.

Proxy Statement Costs AND EXPENSES OF SOLICITATION

All costs of soliciting proxies and the cost of delivering this Proxy Statement, including the preparation, assembly and mailing of the Proxy Statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by the Company.  We may reimburse brokerage firms, custodians and others for expenses in forwarding the Proxy Statement materials to the beneficial owners of our capital stock. In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail, personal interviews, and other means.

ADDITIONAL INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or Form 8-K/A and other information with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC the directors and certain officers of the Company may be deemed to be “participants” in the solicitation of proxies by the Board in connection with the Annual Meeting.

STOCKHOLDER PROPOSALS

Under the federal securities laws, the deadline for submitting stockholder proposals for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2013 Annual Meeting of Stockholders is May 17, 2013. Proposals must comply with the conditions established by the SEC and must be submitted to the Secretary of the Company at its offices, 6295 Northam Drive, Unit 8, Mississauga, Ontario L4V 1W8.

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If a stockholder of the Company wishes to present a proposal before the 2013 Annual Meeting of Stockholders or wishes to nominate a candidate for election to the Board, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2013 Annual Meeting of Stockholders; provided that, in the event that less than 70 days’ notice or prior public disclosure of the date of the 2013 Annual Meeting of Stockholders is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder gives notice of such a proposal or nomination after the applicable deadline, the notice will be considered untimely and the stockholder will not be permitted to present the proposal or nomination to the stockholders for a vote at the meeting. The Company’s by-laws also specify requirements relating to the content of the notice which stockholders must provide to the Secretary of the Company for any matter, including a stockholder nomination for director, to be properly presented at a stockholder meeting.

REPORT TO STOCKHOLDERS

Rules promulgated by the SEC require us to provide an Annual Report to stockholders who receive this Proxy Statement.  We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record.  Upon the written request by any stockholder entitled to vote at the 2012 Annual Meeting, the Company will furnish that person without charge additional copies of the Annual Report along with copies of the Company's Annual Report on Form 10-K for the 2011 fiscal year which is filed with the SEC, including the financial statements and schedules thereto, but excluding the exhibits or documents incorporated by reference.

OTHER MATTERS

The Board does not intend to present at the Annual Meeting any other matter not referred to above and does not presently know of any matter that may be presented at the Annual Meeting by others. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxies to vote the proxy in accordance with their best judgment.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

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APPENDIX A

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

CARDIOGENICS HOLDINGS INC.

20

090201

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

CARDIOGENICS HOLDINGS INC.

2. The articles have been amended as follows: (provide article numbers, if available)

The first paragraph of Article FOURTH of the Articles of Incorporation of CardioGenics Holdings Inc. (the "Corporation") is hereby amended to read as follows:

{See Annex 1 to this Certificate of Amendment}

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ________%

4. Effective date and time of filing: (optional) Date: ________ Time: ________
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X ____________________________________

Signature of Officer **Yahia Gawad, Chief Executive Officer**

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 8-31-11

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ANNEX 1
to
CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
of
CARDIOGENICS HOLDINGS INC.

The aggregate number of shares which the Corporation shall have authority to issue is Two Hundred Million (200,000,000) of which (a) One Hundred Fifty Million (150,000,000) shares shall be common stock, par value $0.00001 and (b) Fifty Million (50,000,000) shares shall be preferred stock, par value $0.00001. The preferred stock may be issued from time to time in one or more series, the number of shares and any designation of each and the voting powers, designations, preferences and relative, participating, optional and other special rights of the shares of each series, and the qualifications, limitations and restrictions thereof, to be stated and expressed in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors, subject to limitations provided by law.

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ANNUAL MEETING OF STOCKHOLDERS OF

CARDIOGENICS HOLDINGS INC.

October 17, 2012

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Annual Meeting, Proxy Statement and Proxy Card are available at http://www.cardiogenics.com/annualmeeting2012.html

Please sign, date and mail your proxy card in the

envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” THE ELECTION OF THE NOMINEES AND “FOR” PROPOSALS 2, 3. AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.	For the election of all nominees listed below (except as indicated):					FOR	AGAINST	ABSTAIN

☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: ○ Yahia Gawad ○ J. Neil Tabatznik ○ Linda J. Sterling ○ Alexander D.G. Reid		2. 3.

To ratify the appointment by the Board of Directors of the Company of KPMG LLP as the Company’s independent auditors for the fiscal year ending October 31, 2012.

To approve an amendment to the Company’s Articles of Incorporation increasing the number of shares of Common Stock authorized for issuance from 65,000,000 to 150,000,000.

						☐ ☐	☐ ☐	☐ ☐
				4.	To approve an amendment to the Company’s Articles of Incorporation deauthorizing the Company’s Class B Common Stock.	☐	☐	☐
	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●			THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSALS SPECIFIED ABOVE, THIS PROXY WILL BE VOTED FOR SUCH PROPOSALS.

Attendance of the undersigned at the meeting or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐	PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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PROXY	CARDIOGENICS HOLDINGS INC.	PROXY

ANNUAL MEETING OF STOCKHOLDERS – October 17, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder, having received notice of the meeting and the Proxy Statement for the Annual Meeting, and revoking all prior proxies, hereby appoint(s) Yahia Gawad and Linda J. Sterling, and each of them, as proxies each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of the Company that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting to be held at 6295 Northam Drive, Unit 8, Mississauga, Ontario L4V 1W8 or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board’s recommendations.

THE UNDERSIGNED HEREBY CONFER(S) UPON THE PROXIES, AND EACH OF THEM, DISCRETIONARY AUTHORITY (i) TO CONSIDER AND ACT UPON SUCH MATTERS, OTHER THAN THE BUSINESS SET FORTH HEREIN, AS MAY PROPERLY COME BEFORE THE MEETING FOR WHICH THE COMPANY DID NOT RECEIVE TIMELY NOTICE OF THE MATTER IN ACCORDANCE WITH THE COMPANY’S BY-LAWS; (ii) WITH RESPECT TO THE ELECTION OF DIRECTORS IN THE EVENT THAT ANY OF THE NOMINEES IS UNABLE OR UNWILLING, WITH GOOD CAUSE, TO SERVE; AND (iii) WITH RESPECT TO SUCH OTHER MATTERS UPON WHICH DISCRETIONARY AUTHORITY MAY BE CONFERRED.

(Continued and to be signed on the reverse side)

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